UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2014

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 3, 2014, the Board of Directors (the “Board”) of Centene Corporation (the “Company”) adopted an amendment (the “Amendment”) to the Company's By-Laws to remove the prohibition of compensation from third parties to directors for running for, or serving as, directors of the Board.
The foregoing is only a summary of the principal features of the Amendment and is qualified in its entirety by reference to the amended By-Laws, which are included as Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
See Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	February 6, 2014	By:	/s/ Keith H. Williamson
Keith H. Williamson Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-Laws of the Company, as amended effective as of February 3, 2014